Exhibit 99.4

EXECUTION COPY

BIO-KEY INTERNATIONAL, INC.

SECURITIES PURCHASE AGREEMENT

as of January 23, 2006

TABLE OF CONTENTS

1. Agreement to Sell and Purchase	1
2. Warrant	2
3. Closing, Delivery and Payment	2
3.1 Closing	2
3.2 Delivery	2
4. Representations and Warranties of the Company	2
4.1 Organization, Good Standing and Qualification	2
4.2 Subsidiaries	3
4.3 Capitalization; Voting Rights	3
4.4 Authorization; Binding Obligations	4
4.5 Liabilities	5
4.6 Agreements; Action	5
4.7 Obligations to Related Parties	5
4.8 Changes	6
4.9 Title to Properties and Assets; Liens, Etc	7
4.10 Intellectual Property	8
4.11 Compliance with Other Instruments	8
4.12 Litigation	9
4.13 Tax Returns and Payments	9
4.14 Employees	9
4.15 Registration Rights and Voting Rights	10
4.16 Compliance with Laws; Permits	10
4.17 Environmental and Safety Laws	11
4.18 Valid Offering	11
4.19 Full Disclosure	11
4.20 Insurance	11
4.21 SEC Reports	12
4.22 Listing	12
4.23 No Integrated Offering	12
4.24 Stop Transfer	12
4.25 Dilution	12
4.26 Patriot Act	13
5. Representations and Warranties of the Purchasers	13
5.1 No Shorting	13
5.2 Requisite Power and Authority	13
5.3 Investment Representations	14
5.4 Purchaser Bears Economic Risk	14
5.5 Acquisition for Own Account	14
5.6 Purchaser Can Protect Its Interest	14
5.7 Accredited Investor	15
5.8 Legends	15
6. Covenants of the Company	16
6.1 Stop-Orders	16
6.2 Trading	16

iii

6.3 Market Regulations	16
6.4 Reporting Requirements	16
6.5 Use of Funds	16
6.6 Access to Facilities	17
6.7 Taxes	17
6.8 Insurance	17
6.9 Intellectual Property	18
6.10 Properties	18
6.11 Confidentiality	18
6.12 Required Approvals	18
6.13 Reissuance of Securities	20
6.14 Margin Stock	20
6.15 Shareholder Approval	20
7. Covenants of the Purchaser	21
7.1 Confidentiality	21
7.2 Non-Public Information	21
7.3 Regulation M	21
8. Covenants of the Company and Purchaser Regarding Indemnification	21
8.1 Company Indemnification	21
8.2 Purchaser’s Indemnification	21
9. Conversion of Convertible Shares	22
9.1 Mechanics of Conversion	22
10. Registration Rights	24
10.1 Registration Rights Granted	24
10.2 Offering Restrictions	24
11. Miscellaneous	24
11.1 Governing Law	24
11.2 Survival	25
11.3 Successors	25
11.4 Entire Agreement	25
11.5 Severability	25
11.6 Amendment and Waiver	25
11.7 Delays or Omissions	26
11.8 Notices	26
11.9 Attorneys’ Fees	27
11.10 Titles and Subtitles	27
11.11 Facsimile Signatures; Counterparts	27
11.12 Broker’s Fees	27
11.13 Construction	27

LIST OF EXHIBITS

Form of Convertible Note	Exhibit A
Certificate of Designation	Exhibit B
Form of Warrant	Exhibit C
Form of Conversion Notice	Exhibit D
Form of Opinion	Exhibit E

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SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into effective as of January 23, 2006, by and among (i) BIO-KEY INTERNATIONAL, INC., a Delaware corporation (the “Company”), (ii) Longview Special Finance (“LSF”), (iii) The Shaar Fund Ltd. (“Shaar”), and (iv) Longview Fund, L.P. (“Longview”) (collectively, the “Purchasers” and each a “Purchaser”).

RECITALS

WHEREAS, the Company has authorized the issuance and sale to the Purchasers of Convertible Term Notes in the form attached as Exhibit A hereto in the aggregate principal amount of $1,000,000 (the “Notes”) that are convertible into its Series B Convertible Preferred Stock, $.0001 par value per share (the “Series B Preferred Stock”), which shares shall be convertible into shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”) at an initial fixed conversion price of $0.70 per share of Common Stock (“Fixed Conversion Price”);

WHEREAS, the rights and preferences of the Series B Preferred Stock are set forth in the Certificate of Designation to be filed with the Secretary of State of the State of Delaware in the form attached hereto as Exhibit B (the “Certificate of Designation”);

WHEREAS, the Company wishes to issue to the Purchasers warrants in the form attached hereto as Exhibit C (as amended, modified or supplemented from time to time, the “Warrants”) to purchase up to an aggregate of 500,000 shares of Common Stock (subject to adjustment as set forth therein) in connection with the Purchasers’ purchase of the Notes;

WHEREAS, the Purchasers desire to purchase the Notes and the Warrants on the terms and conditions set forth herein; and

WHEREAS, the Company desires to issue and sell the Notes and Warrants to the Purchasers on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Agreement to Sell and Purchase.  Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date (as defined in Section 3), the Company agrees to sell to each Purchaser, and each Purchaser hereby agrees to purchase from the Company a Note in the aggregate principal amount set forth opposite such Purchaser’s name on Schedule 1, convertible in accordance with the terms thereof into shares of the Company’s Series B Preferred Stock or Common Stock in accordance with the terms of such securities and this Agreement.  The Notes and Warrants purchased on the Closing Date shall be known as the “Offering.”  Collectively, the Notes, the Series B Preferred Stock, the Warrants and the Common Stock issuable upon conversion of the Notes and Series B Preferred Stock and upon exercise of the Warrant are referred to as the “Securities.”

2.             Warrant.  Pursuant to the terms and conditions set forth in this Agreement, on the Closing Date, the Company will issue and deliver to each Purchaser a Warrant to purchase up to that number of shares of Common Stock set forth opposite such Purchaser’s name on Schedule 1 in connection with the Offering pursuant to Section 1 hereof (which number of shares shall be equal to 500,000 in the aggregate).  The Warrants shall be delivered on the Closing Date.  All the representations, covenants, warranties, undertakings, and indemnification, and other rights made or granted to or for the benefit of the Purchasers by the Company are hereby also made and granted in respect of the Warrants and shares of the Company’s Common Stock issuable upon exercise of each Warrant (the “Warrant Shares”).

3.             Closing, Delivery and Payment.

3.1           Closing.  Subject to the terms and conditions herein, the closing of the transactions contemplated hereby (the “Closing”), shall take place on the date hereof, or at such other time or place as the Company and Purchasers may mutually agree (such date is hereinafter referred to as the “Closing Date”).

3.2           Delivery.  At the Closing on the Closing Date, the Company will deliver to the Purchasers, among other things, the Notes and the Warrants, and each Purchaser will deliver to the Company, among other things, the amount set forth on Schedule 1 opposite such Purchaser’s name by certified funds or wire transfer.

4.             Representations and Warranties of the Company.  The Company hereby represents and warrants to the Purchasers as of the date hereof as follows (which representations and warranties are supplemented by the Company’s filings under the Securities Exchange Act of 1934 made up to three (3) days prior to the date hereof (collectively, the “Exchange Act Filings”), public access to copies of such filings having been made available to the Purchasers):

4.1           Organization, Good Standing and Qualification.  Each of the Company and each of its Subsidiaries is a corporation, partnership or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each of the Company and each of its Subsidiaries has the corporate power and authority to own and operate its properties and assets, to execute and deliver (i) this Agreement, (ii) the Notes and the Warrants, (iii) the Registration Rights Agreement relating to the Securities dated as of the date hereof between the Company and the Purchasers (as amended, modified or supplemented from time to time, the “Registration Rights Agreement”), and (iv) all other agreements related to this Agreement and the Notes and referred to herein (the preceding clauses (ii) through (iv), collectively, the “Related Agreements”), to issue and sell the Notes and the Series B Preferred Stock, and the shares of Common Stock issuable upon conversion of the Notes and the Series B Preferred Stock or payment of interest under the Notes (the “Conversion Shares”), to issue and sell the Warrants and the Warrant Shares, and to carry out the provisions of this Agreement and the Related Agreements and to carry on its business as presently conducted.  Each of the Company and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation, partnership or limited liability company, as the case may be, in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so has not, or could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company and it Subsidiaries, taken individually and as a whole (a “Material Adverse Effect”).

4.2           Subsidiaries.  Each direct and indirect Subsidiary of the Company, the direct owner of such Subsidiary and its percentage ownership thereof, is set forth on Schedule 4.2.  For the purpose of this Agreement, a “Subsidiary” of any person or entity means (i) a corporation or other entity whose shares of stock or other ownership interests having ordinary voting power (other than stock or other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the directors of such corporation, or other persons or entities performing similar functions for such person or entity, are owned, directly or indirectly, by such person or entity or (ii) a corporation or other entity in which such person or entity owns, directly or indirectly, more than 50% of the equity interests at such time.

4.3           Capitalization; Voting Rights.

(a)           The authorized capital stock of the Company, as of the date hereof consists of 90,000,000 shares, of which 85,000,000 are shares of Common Stock, par value $0.0001 per share, 46,306,588 shares of which are issued and outstanding, and 5,000,000 are shares of preferred stock, par value $0.01 per share, 44,557 shares of which are issued and outstanding.  The authorized capital stock of each Subsidiary of the Company is set forth on Schedule 4.3.

(b)           Except as disclosed on Schedule 4.3 or as disclosed in any Exchange Act Filings, other than:  (i) the shares reserved for issuance under the Company’s stock option plans; and (ii) shares which may be granted pursuant to this Agreement and the Related Agreements, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or arrangements or agreements of any kind for the purchase or acquisition from the Company of any of its securities. Except as disclosed on Schedule 4.3 or as disclosed in any Exchange Act Filings, neither the offer, issuance or sale of any of the Notes or the Warrants, or the issuance of any of the Conversion Shares or Warrant Shares, nor the consummation of any transaction contemplated hereby will result in a change in the price or number of any securities of the Company outstanding, under anti-dilution or other similar provisions contained in or affecting any such securities.

(c)           All issued and outstanding shares of the Company’s Common Stock:  (i) have been duly authorized and validly issued and are fully paid and nonassessable; and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

(d)           The rights, preferences, privileges and restrictions of the shares of Common Stock are as stated in the Company’s Certificate of Incorporation, including its Certificates of Designation (the “Charter”).  The Company does not currently have a sufficient number of authorized shares of Common Stock to enable it to issue the Conversion Shares and Warrant Shares.  However, the Company intends to hold a shareholders meeting on or about February 22, 2006 (the “Shareholder Meeting”) at which the Company will seek shareholder approval for a Charter amendment to increase the number of its authorized shares of Common Stock from 85,000,000 to 170,000,000.  Such an increase would provide a sufficient number of Conversion Shares and Warrant Shares to be duly and validly reserved for issuance.  When issued in compliance with the provisions of this Agreement and the Company’s Charter, the Securities will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

4.4           Authorization; Binding Obligations.  Except for the approval of the Company’s shareholders to be obtained at the Shareholder Meeting as described in Section 4.3(d), all corporate, partnership or limited liability company, as the case may be, action on the part of the Company and each of its Subsidiaries (including the respective officers and directors) necessary for the authorization of this Agreement and the Related Agreements, the performance of all obligations of the Company and its Subsidiaries hereunder and under the other Related Agreements at the Closing and, the authorization, sale, issuance and delivery of the Securities has been taken or will be taken prior to the Closing.  This Agreement and the Related Agreements, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of each of the Company and each of its Subsidiaries, enforceable against each such person in accordance with their terms, except:

(a)           as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and

(b)           general principles of equity that restrict the availability of equitable or legal remedies.

Except as set forth on Schedule 4.3, the issuance and sale of the Notes and Series B Preferred Stock and the subsequent conversion of the Notes and Series B Preferred Stock into Conversion Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.  Except as set forth on Schedule 4.3, the issuance of the Warrants and the subsequent exercise of the Warrants for Warrant Shares are not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

4.5           Liabilities.  Neither the Company nor any of its Subsidiaries has any contingent liabilities, except current liabilities incurred in the ordinary course of business and liabilities disclosed in any Exchange Act Filings.

4.6           Agreements; Action.  Except as set forth on Schedule 4.6 or as disclosed in any Exchange Act Filings:

(a)           there are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company or any of its Subsidiaries is a party or by which it is bound which may involve: (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $50,000 (other than obligations of, or payments to, the Company arising from purchase or sale agreements entered into in the ordinary course of business); or (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of “off the shelf” or other standard products); or (iii) provisions restricting the development, manufacture or distribution of the Company’s products or services; or (iv) indemnification by the Company with respect to infringements of proprietary rights.

(b)           Since September 30, 2005, neither the Company nor any of its Subsidiaries has:  (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed or any other liabilities (other than ordinary course obligations or obligations that have been paid in full) individually in excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate; (iii) made any loans or advances to any person not in excess, individually or in the aggregate, of $100,000, other than ordinary course advances for travel expenses; or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

(c)           For the purposes of subsections (a) and (b) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

4.7           Obligations to Related Parties.  Except as set forth on Schedule 4.7 or as disclosed in any Exchange Act Filings, there are no obligations of the Company or any of its Subsidiaries to officers, directors, stockholders or employees of the Company or any of its Subsidiaries other than:

(a)           for payment of salary for services rendered and for bonus payments;

(b)           reimbursement for reasonable expenses incurred on behalf of the Company and its Subsidiaries;

(c)           for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company); and

(d)           obligations listed in the Company’s financial statements or disclosed in any of its Exchange Act Filings.

Except as described above, set forth on Schedule 4.7 or disclosed in any Exchange Act Filings, none of the officers, directors or, to the best of the Company’s knowledge, key employees or stockholders of the Company or any members of their immediate families, are indebted to the Company, individually or in the aggregate, in excess of $50,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company and no agreements, understandings or proposed transactions are contemplated between the Company and any such person.  Except as set forth on Schedule 4.7 or as disclosed in any Exchange Act Filings, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

4.8           Changes.  Since September 30, 2005, except as disclosed in any Exchange Act Filing or in any Schedule to this Agreement or to any of the Related Agreements, there has not been:

(a)           any change in the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company or any of its Subsidiaries, which individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b)           any resignation or termination of any officer, key employee or group of employees of the Company or any of its Subsidiaries;

(c)           any material change, except in the ordinary course of business, in the contingent obligations of the Company or any of its Subsidiaries by way of guaranty, endorsement, indemnity, warranty or otherwise;

(d)           any damage, destruction or loss, whether or not covered by insurance, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(e)           any waiver by the Company or any of its Subsidiaries of a valuable right or of a material debt owed to it;

(f)            any direct or indirect loans made by the Company or any of its Subsidiaries to any stockholder, employee, officer or director of the Company or any of its Subsidiaries, other than advances made in the ordinary course of business;

(g)           any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of the Company or any of its Subsidiaries;

(h)           any declaration or payment of any dividend or other distribution of the assets of the Company or any of its Subsidiaries;

(i)            any labor organization activity related to the Company or any of its Subsidiaries;

(j)            any debt, obligation or liability incurred, assumed or guaranteed by the Company or any of its Subsidiaries, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

(k)           any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets owned by the Company or any of its Subsidiaries;

(l)            any change in any material agreement to which the Company or any of its Subsidiaries is a party or by which either the Company or any of its Subsidiaries is bound which either individually or in the aggregate has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(m)          any other event or condition of any character that, either individually or in the aggregate, has had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; or

(n)           any arrangement or commitment by the Company or any of its Subsidiaries to do any of the acts described in subsection (a) through (m) above.

4.9           Title to Properties and Assets; Liens, Etc.  Except as set forth on Schedule 4.9, each of the Company and each of its Subsidiaries has good and marketable title to its properties and assets, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than:

(a)           those resulting from taxes which have not yet become delinquent;

(b)           minor liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company or any of its Subsidiaries; and

(c)           those that have otherwise arisen in the ordinary course of business.

All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company and its Subsidiaries are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used.  Except as set forth on Schedule 4.9, the Company and its Subsidiaries are in compliance with all material terms of each lease to which it is a party or is otherwise bound.

4.10         Intellectual Property.

(a)           Each of the Company and each of its Subsidiaries owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and to the Company’s knowledge, as presently proposed to be conducted (the “Intellectual Property”), without any known infringement of the rights of others.  There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products.

(b)           Neither the Company nor any of its Subsidiaries has received any communications alleging that the Company or any of its Subsidiaries has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company or any of its Subsidiaries aware of any basis therefor.

(c)           The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company or any of its Subsidiaries, except for inventions, trade secrets or proprietary information that have been rightfully assigned to the Company or any of its Subsidiaries.

4.11         Compliance with Other Instruments.  Neither the Company nor any of its Subsidiaries is in violation or default of (x) any term of its Charter or Bylaws, or (y) of any provision of any indebtedness, mortgage, indenture, contract, agreement or instrument to which it is party or by which it is bound or of any judgment, decree, order or writ, which violation or default, in the case of this clause (y), has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.  The execution, delivery and performance of and compliance with this Agreement and the Related Agreements to which it is a party, and the issuance and sale of the Securities by the Company each pursuant hereto and thereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term or provision, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or any of its Subsidiaries or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

4.12         Litigation.  Except as set forth on Schedule 4.12 hereto or as disclosed in any Exchange Act Filings, there is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company or any of its Subsidiaries that prevents the Company or any of its Subsidiaries from entering into this Agreement or the other Related Agreements, or from consummating the transactions contemplated hereby or thereby, or which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect or any change in the current equity ownership of the Company or any of its Subsidiaries, nor is the Company aware that there is any basis to assert any of the foregoing. Neither the Company nor any of its Subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit, proceeding or investigation by the Company or any of its Subsidiaries currently pending or which the Company or any of its Subsidiaries intends to initiate.

4.13         Tax Returns and Payments.  Each of the Company and each of its Subsidiaries has timely filed all tax returns (federal, state and local) required to be filed by it.  All taxes shown to be due and payable on such returns, any assessments imposed, and all other taxes due and payable by the Company or any of its Subsidiaries on or before the Closing, have been paid or will be paid prior to the time they become delinquent.  Except as set forth on Schedule 4.13, neither the Company nor any of its Subsidiaries has been advised:

(a)           that any of its returns, federal, state or other, have been or are being audited as of the date hereof; or

(b)           of any deficiency in assessment or proposed judgment to its federal, state or other taxes.

The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for.

4.14         Employees.  Except as set forth on Schedule 4.14, neither the Company nor any of its Subsidiaries has any collective bargaining agreements with any of its employees.  There is no labor union organizing activity pending or, to the Company’s knowledge, threatened with respect to the Company or any of its Subsidiaries.  Except as disclosed in the Exchange Act Filings or on Schedule 4.14, neither the Company nor any of its Subsidiaries is a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement.  To the Company’s knowledge, no employee of the Company or any of its Subsidiaries, nor any consultant with whom the Company or any of its Subsidiaries has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company or any of its Subsidiaries because of the nature of the business to be conducted by the Company or any of its Subsidiaries; and to the Company’s knowledge the continued employment by the Company or any of its Subsidiaries of its present employees, and the performance of the Company’s and its Subsidiaries’ contracts with its independent contractors, will not result in any such violation.  Neither the Company nor any of its Subsidiaries is aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or any of its Subsidiaries.  Neither the Company nor any of its Subsidiaries has received any notice alleging that any such violation has occurred.  Except for employees who have a current effective employment agreement with the Company or any of its Subsidiaries, no employee of the Company or any of its Subsidiaries has been granted the right to continued employment by the Company or any of its Subsidiaries or to any material compensation following termination of employment with the Company or any of its Subsidiaries.  Except as set forth on Schedule 4.14, the Company is not aware that any officer, key employee or group of employees intends to terminate his, her or their employment with the Company or any of its Subsidiaries, nor does the Company or any of its Subsidiaries have a present intention to terminate the employment of any officer, key employee or group of employees.

4.15         Registration Rights and Voting Rights.  Except as set forth on Schedule 4.15, neither the Company nor any of its Subsidiaries is presently under any obligation, and neither the Company nor any of its Subsidiaries has granted any rights, to register any of the Company’s or its Subsidiaries’ presently outstanding securities or any of its securities that may hereafter be issued.  Except as set forth on Schedule 4.15, to the Company’s knowledge, no stockholder of the Company or any of its Subsidiaries has entered into any agreement with respect to the voting of equity securities of the Company or any of its Subsidiaries.

4.16         Compliance with Laws; Permits.  Neither the Company nor any of its Subsidiaries is in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.  No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement or any other Related Agreement and the issuance of any of the Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner.  Each of the Company and its Subsidiaries has all material franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

4.17         Environmental and Safety Laws.  Neither the Company nor any of its Subsidiaries is in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. Except as set forth on Schedule 4.17, no Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or any of its Subsidiaries or, to the Company’s knowledge, by any other person or entity on any property owned, leased or used by the Company or any of its Subsidiaries. For the purposes of the preceding sentence, “Hazardous Materials” shall mean:

(a)           materials which are listed or otherwise defined as “hazardous” or “toxic” under any applicable local, state, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials; or

(b)           any petroleum products or nuclear materials.

4.18         Valid Offering.  Assuming the accuracy of the representations and warranties of the Purchasers contained in this Agreement, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

4.19         Full Disclosure.  Each of the Company and each of its Subsidiaries has provided the Purchasers with all information requested by the Purchasers in connection with its decision to purchase the Notes and Warrants, including all information the Company and its Subsidiaries believe is reasonably necessary to make such investment decision.  Neither this Agreement, the Related Agreements, the exhibits and schedules hereto and thereto nor any other document delivered by the Company or any of its Subsidiaries to Purchasers or their attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.  Any financial projections and other estimates provided to the Purchasers by the Company or any of its Subsidiaries were based on the Company’s and its Subsidiaries’ experience in the industry and on assumptions of fact and opinion as to future events which the Company or any of its Subsidiaries, at the date of the issuance of such projections or estimates, believed to be reasonable.

4.20         Insurance.  Each of the Company and each of its Subsidiaries has general commercial, product liability, fire and casualty insurance policies with coverages which the Company believes are customary for companies similarly situated to the Company and its Subsidiaries in the same or similar business.

4.21         SEC Reports.  Except as set forth on Schedule 4.21, the Company has filed all proxy statements, reports and other documents required to be filed by it under the Securities Exchange Act 1934, as amended (the “Exchange Act”).  The Company has furnished the Purchasers with copies of or otherwise made available to the Purchasers:  (i) its Annual Reports on Form 10-KSB for its fiscal year ended December 31, 2004; (ii) its Quarterly Report on Form 10-QSB for its fiscal quarter ended March 31, 2005; (iii) its Quarterly Report on Form 10-QSB for its fiscal quarter ended June 30, 2005; (iv) its Quarterly Report on Form 10-QSB for its fiscal quarter ended September 30, 2005; and the Form 8-K filings which it has made during the fiscal year 2005 to date (collectively, the “SEC Reports”). Except as set forth on Schedule 4.21, each SEC Report was, at the time of its filing, in substantial compliance with the requirements of its respective form and none of the SEC Reports, nor the financial statements (and the notes thereto) included in the SEC Reports, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.22         Listing.  The Company’s Common Stock is traded on the NASD Over the Counter Bulletin Board (“OTCBB”) and satisfies all requirements for the continuation of such trading.  The Company has not received any notice that its Common Stock will be ineligible to trade or that its Common Stock does not meet all requirements for such trading.

4.23         No Integrated Offering.  Neither the Company, nor any of its Subsidiaries or affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Securities pursuant to this Agreement or any of the Related Agreements to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Securities pursuant to Rule 506 under the Securities Act, or any applicable exchange-related stockholder approval provisions, nor will the Company or any of its affiliates or Subsidiaries take any action or steps that would cause the offering of the Securities to be integrated with other offerings.

4.24         Stop Transfer.  The Securities are restricted securities as of the date of this Agreement.  Neither the Company nor any of its Subsidiaries will issue any stop transfer order or other order impeding the sale and delivery of any of the Securities at such time as the Securities are registered for public sale or an exemption from registration is available, except as required by state and federal securities laws.

4.25         Dilution.  The Company specifically acknowledges that its obligation to issue the shares of Common Stock upon conversion of the Notes and the Series B Preferred Stock and exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

4.26         Patriot Act.  The Company certifies that, to the best of Company’s knowledge, neither the Company nor any of its Subsidiaries has been designated, and is not owned or controlled, by a “suspected terrorist” as defined in Executive Order 13224.  The Company hereby acknowledges that each Purchaser seeks to comply with all applicable laws concerning money laundering and related activities.  In furtherance of those efforts, the Company hereby represents, warrants and agrees that:  (i) none of the cash or property that the Company or any of its Subsidiaries will pay or will contribute to such Purchaser has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Company or any of its Subsidiaries to such Purchaser, to the extent that they are within the Company’s and/or its Subsidiaries’ control shall cause Purchaser to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001.  The Company shall promptly notify the Purchasers if any of these representations ceases to be true and accurate regarding the Company or any of its Subsidiaries.  The Company agrees to provide the Purchasers any additional information regarding the Company or any of its Subsidiaries that the Purchasers deem necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities.  The Company understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the Purchasers may undertake appropriate actions to ensure compliance with each applicable law or regulation, including but not limited to segregation and/or redemption of the Purchasers’ investment in the Company.  The Company further understands that each Purchaser may release confidential information about the Company and its Subsidiaries and, if applicable, any underlying beneficial owners, to proper authorities if such Purchaser, in its sole discretion, determines that it is in the best interests of such Purchaser in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

5.             Representations and Warranties of the Purchasers.  Each Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

5.1           No Shorting.  Such Purchaser or any of its affiliates will not and will not cause any person or entity, directly or indirectly, to engage in “short sales” of the Company’s Common Stock following the Effective Date of the registration of Common Stock provided for in the Registration Rights Agreement, for as long as the Notes, the Series B Preferred Stock, the Conversion Shares or the Warrants shall be outstanding.

5.2           Requisite Power and Authority.  The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Related Agreements and to carry out their provisions. All corporate action on such Purchaser’s part required for the lawful execution, if any, and delivery of this Agreement and the Related Agreements have been or will be effectively taken prior to the Closing. Upon their execution and delivery, this Agreement and the Related

Agreements will be valid and binding obligations of such Purchaser, enforceable in accordance with their terms, except:

(a)           as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and

(b)           as limited by general principles of equity that restrict the availability of equitable and legal remedies.

5.3           Investment Representations.  Such Purchaser understands that the Securities are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon such Purchaser’s representations contained in the Agreement, including, without limitation, that such Purchaser is an “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). Such Purchaser confirms that it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Notes, the Series B Preferred Stock and the Warrant to be purchased by it under this Agreement and the Conversion Shares and the Warrant Shares acquired by it upon the conversion of such Notes, Series B Preferred Stock and the exercise of such Warrant, respectively. Such Purchaser further confirms that it has had an opportunity to ask questions and receive answers from the Company regarding the Company’s and its Subsidiaries’ business, management and financial affairs and the terms and conditions of the Offering, the Notes, the Series B Preferred Stock, the Warrants and the other Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Purchaser or to which such Purchaser had access.

5.4           Purchaser Bears Economic Risk.  Such Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Such Purchaser must bear the economic risk of this investment until the Securities are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale.

5.5           Acquisition for Own Account.  Such Purchaser is acquiring its Notes, Series B Preferred Stock and Warrant and the Conversion Shares and the Warrant Shares for such Purchaser’s own account for investment only, and not as a nominee or agent and not with a view towards or for resale in connection with their distribution.

5.6           Purchaser Can Protect Its Interest.  Such Purchaser represents that by reason of its, or of its management’s, business and financial experience, such Purchaser has the capacity to evaluate the merits and risks of its investment in the Notes, the Series B Preferred Stock, the Warrant and the other Securities and to protect its own interests in connection with the transactions contemplated in this Agreement and the Related

Agreements.  Further, such Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement or the Related Agreements.

5.7           Accredited Investor.  Such Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

5.8           Legends.

(a)           The Notes shall bear substantially the following legend:

“THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE OR SUCH SECURITIES UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO BIO-KEY INTERNATIONAL, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b)           The Series B Preferred Stock, Conversion Shares and the Warrant Shares, if not issued by DWAC system (as hereinafter defined), shall bear a legend which shall be in substantially the following form until such shares are covered by an effective registration statement filed with the SEC:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO BIO-KEY INTERNATIONAL, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

(c)           The Warrants shall bear substantially the following legend:

“THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES

LAWS. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT OR THE UNDERLYING SHARES OF COMMON STOCK UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO BIO-KEY INTERNATIONAL, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

6.             Covenants of the Company.  The Company covenants and agrees with the Purchasers as follows:

6.1           Stop-Orders.  The Company will advise the Purchasers, within 2 hours after it receives notice of issuance by the Securities and Exchange Commission (the “SEC”), any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

6.2           Trading.  The Company shall promptly secure the trading of the shares of Common Stock issuable upon conversion of the Note or Series B Preferred Stock and upon the exercise of the Warrants on the OTCBB (the “Principal Market”) upon which shares of Common Stock are traded (subject to official notice of issuance) and shall maintain such trading so long as any other shares of Common Stock shall be so traded. The Company will maintain the trading of its Common Stock on the Principal Market, and will comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers (“NASD”) and such exchanges, as applicable.

6.3           Market Regulations.  The Company shall notify the SEC, NASD and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Purchasers and promptly provide copies thereof to the Purchasers.

6.4           Reporting Requirements.  The Company will timely file with the SEC all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination.

6.5           Use of Funds.  The Company agrees that it will use the proceeds of the sale of the Notes and the Warrant for general working capital purposes only, and not for the redemption of any outstanding securities or indebtedness.

6.6           Access to Facilities.  Each of the Company and each of its Subsidiaries will permit any representatives designated by the Purchasers, upon reasonable notice and during normal business hours, at such person’s expense and accompanied by a representative of the Company, to:

(a)           visit and inspect any of the properties of the Company or any of its Subsidiaries;

(b)           examine the corporate and financial records of the Company or any of its Subsidiaries (unless such examination is not permitted by federal, state or local law or by contract) and make copies thereof or extracts therefrom; and

(c)           discuss the affairs, finances and accounts of the Company or any of its Subsidiaries with the directors, officers and independent accountants of the Company or any of its Subsidiaries.

Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries will provide any material, non-public information to any Purchaser unless such Purchaser signs a confidentiality agreement and otherwise complies with Regulation FD, under the federal securities laws.

6.7           Taxes.  Each of the Company and each of its Subsidiaries will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company and its Subsidiaries; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company and/or such Subsidiary shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company and its Subsidiaries will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefor.

6.8           Insurance.  Each of the Company and its Subsidiaries will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in similar business similarly situated as the Company and its Subsidiaries; and the Company and its Subsidiaries will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner which the Company reasonably believes is customary for companies in similar business similarly situated as the Company and its Subsidiaries and to the extent available on commercially reasonable terms. At the Company’s and each of its Subsidiaries’ joint and several cost and expense in amounts and with carriers reasonably acceptable to Purchasers, the Company and each of its Subsidiaries shall (i) keep all its insurable properties and properties in which it has an interest insured against the hazards of fire, flood, sprinkler leakage, those hazards covered by extended coverage insurance and such other hazards, and for such amounts, as is customary in the case of companies engaged in businesses similar to the Company’s or the respective Subsidiary’s including business interruption insurance; (ii) maintain a bond in such amounts as is customary in the case of companies engaged in businesses similar to the Company’s or the respective Subsidiary’s insuring against larceny, embezzlement or other criminal misappropriation of insured’s officers and employees who may either singly or jointly with others at any time have access to the assets or funds of the Company or any of its Subsidiaries either directly or through governmental authority to draw upon such funds or to direct generally the disposition of such assets; (iii) maintain public and product liability insurance against claims for personal injury, death or property damage suffered by others; (iv) maintain all such worker’s compensation or similar insurance as may be required under the laws of any state or jurisdiction in which the Company or the respective Subsidiary is engaged in business; and (v) if requested, furnish Purchasers with copies of all policies and evidence of the maintenance of such policies at least thirty (30) days before any expiration date.

6.9        Intellectual Property.  Each of the Company and each of its Subsidiaries shall maintain in full force and effect its existence, rights and franchises and all licenses and other rights to use Intellectual Property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

6.10      Properties.  Each of the Company and each of its Subsidiaries will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and each of the Company and each of its Subsidiaries will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

6.11      Confidentiality.  The Company agrees that it will not disclose, and will not include in any public announcement, the name of any Purchaser, unless expressly agreed to by such Purchaser or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.  Notwithstanding the foregoing, the Company may disclose each Purchaser’s identity and the terms of this Agreement to its current and prospective debt and equity financing sources.

6.12      Required Approvals.  For so long as twenty-five percent (25%) of (i) the principal amount of the Notes or (ii) Series B Preferred Stock are outstanding, the Company, without the prior written consent of the Purchasers, shall not, and shall not permit any of its Subsidiaries to:

(a)

(i)            directly or indirectly declare or pay any dividends, other than dividends paid to the Parent or any of its wholly-owned Subsidiaries or to the holders of its Preferred Stock to the extent that it is required to do so,

(ii)           issue any preferred stock that is mandatorily redeemable at any time that twenty-five percent (25%) of the principal amount of the Notes or Series B Preferred Stock remains outstanding, or

(iii)          redeem any of its preferred stock or other equity interests, except for the Company’s Series A Preferred Stock and Series B Preferred Stock, in each case to the extent that it is required to do so pursuant to the Charter;

(b)        liquidate, dissolve or effect a material reorganization (it being understood that in no event shall the Company dissolve, liquidate or merge with any other person or entity (unless the Company is the surviving entity);

(c)        become subject to (including, without limitation, by way of amendment to or modification of) any agreement or instrument which by its terms would (under any circumstances) restrict the Company’s or any of its Subsidiaries right to perform the provisions of this Agreement, any Related Agreement or any of the agreements contemplated hereby or thereby;

(d)        materially alter or change the scope of the business of the Company and its Subsidiaries taken as a whole;

(i)            create, incur, assume or suffer to exist any indebtedness (exclusive of trade debt and debt incurred to finance the purchase of equipment (not in excess of five percent (5%) of the fair market value of the Company’s and its Subsidiaries’ assets) whether secured or unsecured other than (x) the Company’s indebtedness disclosed in any Exchange Act Filing, (y) indebtedness set forth on Schedule 6.12(d) attached hereto and made a part hereof and any refinancings or replacements thereof on terms no less favorable to the Purchaser than the indebtedness being refinanced or replaced, and (z) any debt incurred in connection with the purchase of assets in the ordinary course of business, or any refinancings or replacements thereof on terms no less favorable to the Purchaser than the indebtedness being refinanced or replaced;

(ii)           cancel any debt owing to it in excess of $50,000 in the aggregate during any 12 month period;

(iii)          assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except the endorsement of negotiable instruments by the Company for deposit or collection or similar transactions in the ordinary course of business or guarantees of indebtedness otherwise permitted to be outstanding pursuant to this clause (e); and

(e)        create or acquire any Subsidiary after the date hereof unless (i) such Subsidiary is a wholly-owned Subsidiary of the Company and (ii) and, to the extent required by the Purchasers, satisfies each condition of this Agreement and the Related Agreements as if such Subsidiary were a Subsidiary on the Closing Date.

6.13      Reissuance of Securities.  The Company agrees to reissue certificates representing the Securities without the legends set forth in Section 5.8 above at such time as:

(a)        the holder thereof is permitted to dispose of such Securities pursuant to Rule 144(b) or Rule 144(k) under the Securities Act; or

(b)        upon resale subject to an effective registration statement after such Securities are registered under the Securities Act.

The Company agrees to cooperate with the Purchasers in connection with all resales pursuant to Rule 144(d) and Rule 144(k) and provide legal opinions necessary to allow such resales provided the Company and its counsel receive reasonably requested representations from the selling Purchaser and broker, if any.

6.14      Margin Stock.  The Company will not permit any of the proceeds of the Notes or the Warrant to be used directly or indirectly to “purchase” or “carry” “margin stock” or to repay indebtedness incurred to “purchase” or “carry” “margin stock” within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect.

6.15      Shareholder Approval; Allocation of Shares.  The Company will use its best efforts to take all corporate actions necessary to provide for a sufficient number of Conversion Shares and Warrant Shares to be duly and validly reserved for issuance.  In the event that the Company has not provided for such reservation of Conversion Shares and Warrant Shares on or prior to May 23, 2006, such failure shall constitute an Event of Default under each of the Notes in accordance with the terms thereof.  All shares of Common Stock currently authorized and available for issuance (equal to an aggregate of 1,186,407 shares of Common Stock) shall be reserved for issuance of the Conversion Shares and Warrant Shares and shall be allocated among the Purchasers on a pro rata basis based on the outstanding principal amounts of the Notes purchased hereunder.

6.16      Form 8-K.  The Company shall prepare and file a current report on Form 8-K with the SEC within one (1) business day following the Closing Date relating to this Agreement and the transactions contemplated hereby.  Failure to comply with this Section 6.16 shall constitute an Event of Default under each of the Notes in accordance with the terms thereof.

6.17      Legal Opinion.  On the Closing Date, the Company will deliver to the Purchaser an opinion in the form attached hereto as Exhibit E.  The Company will provide, at the Company’s expense, such other legal opinions in the future as are deemed reasonably necessary by the Purchaser (and acceptable to the Purchaser) in connection with the conversion of the Series B Preferred Stock and the Notes and exercise of the Warrants.

7.        Covenants of The Purchaser.  Each Purchaser covenants and agrees with the Company as follows:

7.1        Confidentiality.  Such Purchaser agrees that it will not disclose, and will not include in any public announcement, the name of the Company, unless expressly agreed to by the Company or unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

7.2        Non-Public Information.  Such Purchaser agrees not to effect any sales in the shares of the Company’s Common Stock while in possession of material, non-public information regarding the Company if such sales would violate applicable securities law.  The Company agrees not to provide any Purchaser with material, non-public information regarding the Company without such Purchaser’s prior written consent.

7.3        Regulation M.  Such Purchaser acknowledges and agrees that Regulation M promulgated under the Exchange Act will apply to any sales of the Company’s Common Stock, and the Purchaser will, and will cause each of its affiliates and its investment partners to, comply with Regulation M in all respects during such time as they may be engaged in a distribution of shares of the Company’s Common Stock.

8.        Covenants of the Company and Purchaser Regarding Indemnification.

8.1        Company Indemnification.  The Company agrees to indemnify, hold harmless, reimburse and defend each Purchaser, each of such Purchaser’s officers, directors, agents, affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser which results, arises out of or is based upon: (i) any misrepresentation by the Company or any of its Subsidiaries or breach of any warranty by the Company or any of its Subsidiaries in this Agreement, any other Related Agreement or in any exhibits or schedules attached hereto or thereto; or (ii) any breach or default in performance by Company or any of its Subsidiaries of any covenant or undertaking to be performed by Company or any of its Subsidiaries hereunder, under any other Related Agreement or any other agreement entered into by the Company and/or any of its Subsidiaries and such Purchaser relating hereto or thereto.

8.2        Purchaser’s Indemnification.  Each Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, affiliates, control persons and principal shareholders, at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon: (i) any misrepresentation by such Purchaser or breach of any warranty by such Purchaser in this Agreement or in any exhibits or schedules attached hereto or any Related Agreement; or (ii) any breach or default in performance by such Purchaser of any covenant or undertaking to be performed by such Purchaser hereunder, or any other agreement entered into by the Company and such Purchaser relating hereto.  Notwithstanding the provisions of this paragraph, no Purchaser shall be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by such Purchaser in respect of Registrable Securities (as defined in the Registration Rights Agreement) in connection with any registration under the Securities Act.

9.        Conversion of Convertible Shares

9.1        Mechanics of Conversion.

(a)     Provided a Purchaser has notified the Company of such Purchaser’s intention to sell the Conversion Shares and the Conversion Shares are included in an effective registration statement or are otherwise exempt from registration when sold:  (i) upon the conversion of the Notes or the Series B Preferred Stock or part thereof, the Company shall, at its own cost and expense, take all necessary action (including the issuance of an opinion of counsel reasonably acceptable to such Purchaser following a request by the Purchaser) to assure that the Company’s transfer agent shall issue shares of the Company’s Common Stock in the name of such Purchaser (or its nominee) or such other persons as designated by such Purchaser in accordance with Section 9.1(b) hereof and in such denominations to be specified representing the number of Conversion Shares issuable upon such conversion; and (ii) the Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company’s Common Stock and that after the Effectiveness Date (as defined in the Registration Rights Agreement) the Conversion Shares issued will be freely transferable subject to the prospectus delivery requirements of the Securities Act and the provisions of this Agreement, and will not contain a legend restricting the resale or transferability of the Conversion Shares.

(b)    A Purchaser will give notice of its decision to exercise its right to convert its Notes or Series B Preferred Stock or part thereof by telecopying or otherwise delivering an executed and completed notice of the number of shares to be converted to the Company, which notice shall be in the form attached to the Note or attached hereto as EXHIBIT D, as applicable (the “Notice of Conversion”).  The Purchaser will not be required to surrender its Notes or Series B Preferred Stock until the Purchaser receives a credit to the account of the Purchaser’s prime broker through the DWAC system (as defined below), representing the Conversion Shares.  Each date on which a Notice of Conversion is telecopied or delivered to the Company in accordance with the provisions hereof shall be deemed a “Conversion Date.”  Pursuant to the terms of the Notice of Conversion, the Company will issue instructions to the transfer agent accompanied by an opinion of counsel within one (1) business day of the date of the delivery to the Company of the Notice of Conversion and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Purchaser’s prime broker with the Depository Trust Company (“DTC”) through its Deposit Withdrawal Agent Commission (“DWAC”) system within three (3) business days after receipt by the Company of the Notice of Conversion (the “Delivery Date”).

(c)     The Company understands that a delay in the delivery of the Conversion Shares in the form required pursuant to Section 9 hereof beyond the applicable Delivery Date could result in economic loss to the applicable Purchaser.  In the event that the Company fails to direct its transfer agent to deliver the Conversion Shares to such Purchaser via the DWAC system within the time frame set forth in Section 9.1(b) above and the Conversion Shares are not delivered to such Purchaser by the Delivery Date, as compensation to such Purchaser for such loss, the Company agrees to pay late payments to such Purchaser for late issuance of the Conversion Shares in the form required pursuant to Section 9 hereof upon conversion of the Notes or the Series B Preferred Stock in the amount equal to the greater of:  (i) one percent (1%) of the principal amount of the Note held by such Purchaser (or, after conversion of such Note, one percent (1%) of the face amount of the shares of Series B Preferred Stock held by such Purchaser) per business day after the Delivery Date; or (ii) the Purchaser’s actual damages from such delayed delivery. Notwithstanding the foregoing, the Company will not owe such Purchaser any late payments if the delay in the delivery of the Conversion Shares beyond the Delivery Date is the result of any action or inaction of such Purchaser in violation of its obligations under this Agreement or any of the Related Agreements.  The Company shall pay any payments incurred under this Section in immediately available funds upon demand and, in the case of actual damages, accompanied by reasonable documentation of the amount of such damages.  Such documentation shall show the number of shares of Common Stock such Purchaser is forced to purchase (in an open market transaction) which such Purchaser anticipated receiving upon such conversion, and shall be calculated as the amount by which (A) such Purchaser’s total purchase price (including customary brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Notes or the Series B Preferred Stock, for which such Conversion Notice was not timely honored.

(d)    In addition to any other rights available to the Purchasers, if the Company fails to deliver to a Purchaser such certificate or certificates pursuant to Section 9(b) by the Delivery Date and if within seven (7) business days after the Delivery Date, the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Purchaser of the Common Stock which the Purchaser anticipated receiving upon such conversion (a “Buy-In”), then the Company shall pay in cash to the Purchaser (in addition to any remedies available to or elected by the Purchaser) within five (5) business days after written notice from the Purchaser, the amount by which (A) the Purchaser ‘s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal amount of the Note or stated value of the shares of Series B Preferred Stock, as applicable, for which such conversion was not timely honored, together with interest thereon at a rate of 10% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty).  For example, if the Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of stated value of Series B Preferred Stock, the Company shall be required to pay the Holder $1,000, plus interest.  The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

(e)     In the event a Purchaser shall elect to convert any part of the Notes or the Series B Preferred Stock, the Company may not refuse conversion based on any claim that the Purchaser or any one associated or affiliated with Purchaser has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of such Securities shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Purchaser in the amount of 120% of the amount of such Securities which are sought to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Purchaser to the extent Purchaser obtains judgment.

Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law.  In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum amount permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to a Purchaser and thus refunded to the Company.

10.      Registration Rights.

10.1          Registration Rights Granted.  The Company hereby grants registration rights to the Purchasers pursuant to a Registration Rights Agreement dated as of even date herewith between the Company and the Purchasers.

10.2          Offering Restrictions.  Except as previously disclosed in the SEC Reports or in the Exchange Act Filings, or stock or stock options granted to employees or directors of the Company (these exceptions hereinafter referred to as the “Excepted Issuances”), neither the Company nor any of its Subsidiaries will issue any securities with a continuously variable/floating conversion feature which are or could be (by conversion or registration) free-trading securities (i.e. common stock subject to a registration statement) prior to the full conversion of the Notes and the Series B Preferred Stock (the “Exclusion Period”).

11.      Miscellaneous.

11.1          Governing Law.  THIS AGREEMENT AND EACH RELATED AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.  ANY ACTION BROUGHT BY ANY PARTY AGAINST ANOTHER CONCERNING THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND EACH RELATED AGREEMENT

SHALL BE BROUGHT ONLY IN THE STATE COURTS OF NEW YORK OR IN THE FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK, IN EACH CASE SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN.  ALL PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT AND THE RELATED AGREEMENTS ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY.  IN THE EVENT THAT ANY PROVISION OF THIS AGREEMENT OR ANY RELATED AGREEMENT DELIVERED IN CONNECTION HEREWITH IS INVALID OR UNENFORCEABLE UNDER ANY APPLICABLE STATUTE OR RULE OF LAW, THEN SUCH PROVISION SHALL BE DEEMED INOPERATIVE TO THE EXTENT THAT IT MAY CONFLICT THEREWITH AND SHALL BE DEEMED MODIFIED TO CONFORM WITH SUCH STATUTE OR RULE OF LAW.  ANY SUCH PROVISION WHICH MAY PROVE INVALID OR UNENFORCEABLE UNDER ANY LAW SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF ANY OTHER PROVISION OF THIS AGREEMENT OR ANY RELATED AGREEMENT.

11.2          Survival.  The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchasers and for one year after the date of the closing of the transactions contemplated hereby to the extent provided therein. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

11.3          Successors.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Securities from time to time, other than the holders of Common Stock which has been sold by a Purchaser pursuant to Rule 144 or an effective registration statement. No Purchaser may assign its rights hereunder to a competitor of the Company.

11.4          Entire Agreement.  This Agreement, the Related Agreements, the exhibits and schedules hereto and thereto and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

11.5          Severability.  In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11.6          Amendment and Waiver.

(a)      This Agreement may be amended or modified only upon the written consent of (i) the Company, (ii) LSF, (iii) Shaar, and (iv) Longview.

(b)      The obligations of the Company and the rights of the Purchasers under this Agreement may be waived only with the written consent of (i) the Company, (ii) LSF, (iii) Shaar, and (iv) Longview.

(c)      The obligations of the Purchasers and the rights of the Company under this Agreement may be waived only with the written consent of the Company.

11.7          Delays or Omissions.  It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement or the Related Agreements, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring.  All remedies, either under this Agreement or the Related Agreements, by law or otherwise afforded to any party, shall be cumulative and not alternative.

11.8          Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:

(a)      upon personal delivery to the party to be notified;

(b)      when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day;

(c)      three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or

(d)      one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All communications shall be sent as follows:

If to the Company, to:

BIO-Key International, Inc.

300 Nickerson Road

Marlborough, MA 01752

Attention:  Chief Financial Officer

Facsimile:  (508) 460-4098

with a copy to:

Choate, Hall & Stewart LLP

Two International Place

Boston, MA  02110

Attention:  Charles J. Johnson, Esq.

Facsimile:  617-248-4000

If to the Purchasers, to the address of each Purchaser set forth on Schedule 2 hereto.

or at such other addresses as the Company or the Purchasers may designate by written notice to the other parties hereto given in accordance herewith.

11.9          Attorneys’ Fees.  Upon and subject to the Closing, (i) the Company shall pay the reasonable fees and expenses of Grushko & Mittman, P.C., special counsel to LSF and Longview, incurred in connection with the negotiation, execution and delivery of this Agreement by such Purchasers, and (ii) the Company shall pay the reasonable fees and expenses of Meltzer, Lippe, Goldstein & Breitstone, LLP, special counsel to Shaar, incurred in connection with the negotiation, execution and delivery of this Agreement by such Purchaser.  In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

11.10        Titles and Subtitles.  The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

11.11        Facsimile Signatures; Counterparts.  This Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

11.12        Broker’s Fees.  Except as set forth on Schedule 11.12 hereof, each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein.  Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 11.12 being untrue.

11.13        Construction.  Each party acknowledges that its legal counsel participated in the preparation of this Agreement and the Related Agreements and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Agreement to favor any party against the other.

(The remainder of this page is intentionally left blank.)

IN WITNESS WHEREOF, the parties hereto have executed the SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY

BIO-KEY INTERNATIONAL, INC.

By:
Name:
Title:

Counterpart Signature Page to Securities Purchase Agreement

IN WITNESS WHEREOF, the parties hereto have executed the SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

PURCHASER

LONGVIEW SPECIAL FINANCE

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have executed the SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

PURCHASER

THE SHAAR FUND, LTD.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have executed the SECURITIES PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

PURCHASER

LONGVIEW FUND, L.P.

By:
Name:
Title:

EXHIBIT A

FORM OF CONVERTIBLE NOTE

A-1

EXHIBIT B

FORM OF CERTIFICATE OF DESIGNATION

See attached.

B-1

EXHIBIT C

FORM OF WARRANT

C-1

EXHIBIT D

FORM OF CONVERSION NOTICE

(To be executed by the Holder in order to convert all or part of the Series B Preferred Stock into Common Stock)

[Name and Address of Holder]

The Undersigned hereby converts                      shares of the Company’s Series B Preferred Stock (the “Conversion Amount”) on [specify applicable Conversion Date] issued by BIO-KEY INTERNATIONAL, INC. (the “Company”) into                shares of Common Stock of the Company on and subject to the conditions set forth in the Securities Purchase Agreement dated as of January    , 2006 by and among the Company and the Purchasers named therein and the Certificate of Designation of the Series B Preferred Stock filed with the Secretary of State of the State of Delaware by the Company on January    , 2006.

The Conversion Amount comprises:

            shares in respect of shares of Series B Preferred Stock; and

            shares in respect of accrued dividends

1.      Date of Conversion:

2.      Total Shares of Common Stock To Be Delivered:

[HOLDER]

By:
Name:
Title:

D-1

SCHEDULE 1

Notes and Warrants Purchased

Purchaser	Notes	Warrant Shares	Aggregate Purchase Price

Longview Special Finance	$250,000	125,000	$250,000

The Shaar Fund, Ltd.	$450,000	225,000	$450,000

Longview Fund, L.P.	$300,000	150,000	$300,000

1-1

SCHEDULE 2

Names and Addresses of Purchasers

Longview Special Finance

[    ]

The Shaar Fund, Ltd.

[     ]

Longview Fund, L.P.

[   ]

2-1